================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2006

                                   ----------

                                  MEDICOR Ltd.
             (Exact name of Registrant as Specified in its Charter)

            Delaware                   000-50442               14-1871462
        (State or Other               (Commission             (IRS Employer
 Jurisdiction of Incorporation)       File Number)         Identification No.)

          4560 South Decatur Boulevard, Suite 300, Las Vegas, NV 89103
                    (Address of Principal Executive Offices)

                                 (702) 932-4560
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 15, 2006, Thomas R. Moyes, MediCor Ltd.'s Chief Financial Officer, resigned and was replaced by Executive Vice President and Financial Controller Paul R. Kimmel.

Mr. Kimmel has served as the Company`s Financial Controller and Executive Vice President since November 2005. Prior to joining MediCor in November 2005, Mr. Kimmel held various finance positions with Inamed Corporation from 2000 to 2005, including Vice President and Controller of Inamed and Vice President of Finance of its principal subsidiary McGhan Medical. Mr. Kimmel has experience and expertise in the areas of business and financial accounting, external audit management, Securities and Exchange Commission reporting and financial planning and analysis. Mr. Kimmel is a member of the American Institute of Certified Public Accountants, Nevada Society of Certified Public Accountants, Financial Executives International and The Institute of Management Accountants. Mr. Kimmel is a Certified Public Accountant and holds a B.S. in engineering from the Case Institute of Technology and a Master's Degree in Business Administration from Harvard Graduate School of Business Administration. Mr. Kimmel's existing employment agreement with the Company as Financial Controller and Executive Vice President provides for annual base compensation of $300,000 and for the grant of stock options to purchase 160,000 shares of common stock at an exercise price of $3.10 per share, exercisable 25% on each of the first through fourth anniversaries of his date of hire. The agreement provides for a rolling 12-month term. Mr. Kimmel also received a $40,000 bonus upon joining the Company.

MediCor Ltd. issued a press release announcing Mr. Kimmel becoming the company's new Chief Financial Officer and Mr. Moyes' resignation on March 16, 2006. A copy of the press release is attached as an exhibit to this Current Report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

    (d) Exhibits

EXHIBIT NO.   DESCRIPTION
-----------   ------------------------------------------------------------------
99.1          Copy of press release issued by the Company on March 16, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MEDICOR, LTD.


                                             By:    /s/ Theodore R Maloney
                                                    ----------------------------
                                             Name:  Theodore R. Maloney
                                             Title: Chief Executive Officer

Dated: March 16, 2006